L O N D O N 950716492 Dated September 2021 (1) BRISTOW GROUP INC. as Parent (2) THE ENTITIES LISTED IN SCHEDULE 1 PART 1 as Borrowers (3) THE ENTITIES LISTED IN SCHEDULE 1, PART 2 as Guarantors (4) THE ENTITIES LISTED IN SCHEDULE 1, PART 3 as Security Obligors (5) BARCLAYS BANK PLC as Agent (6) BARCLAYS BANK PLC as Security Agent DEED OF AMENDMENT AND CONFIRMATION relating to an ABL facilities agreement originally dated 17 April 2018 26

CONTENTS Clause Page 950716492 i 1. Definitions and interpretation ....................................................................................... 2 2. Amendment ................................................................................................................... 4 3. Confirmations ............................................................................................................... 6 4. Further assurance .......................................................................................................... 7 5. Representations ............................................................................................................. 7 6. Relationship with other Finance Documents ................................................................ 7 7. Miscellaneous ............................................................................................................... 8 8. Law and jurisdiction ..................................................................................................... 8 Schedule 1. Borrowers, Guarantors and Security Obligors .............................................................. 9 Part 1 Borrowers .......................................................................................................... 9 Part 2 Guarantors ......................................................................................................... 9 Part 3 Security Obligors .............................................................................................. 9

950716492 2 THIS DEED OF AMENDMENT AND CONFIRMATION is dated September 2021 and made between: (1) BRISTOW GROUP INC. (the "Parent"); (2) THE PERSONS LISTED IN SCHEDULE 1, PART 1 (The Borrowers) (the "Borrowers"); (3) THE PERSONS LISTED IN SCHEDULE 1, PART 2 (The Guarantors) (the "Guarantors"); (4) THE PERSONS LISTED IN SCHEDULE 1, PART 3 (The Security Obligors) (the "Security Obligors"); (5) BARCLAYS BANK PLC as agent of the other Finance Parties (the "Agent"); and (6) BARCLAYS BANK PLC as security trustee for the Secured Parties (the "Security Agent"). BACKGROUND: (A) Certain of the Borrowers and the Agent, amongst others, entered into a facilities agreement dated 17 April 2018 (as amended from time to time up to the date of this Deed, the "Agreement"). (B) The Parties have agreed to amend the Agreement to remove the right of the Borrowers to utilise any Revolving Facility Loans in sterling until such time as certain further amendments are made to the Agreement. (C) This Deed: (a) puts into effect such amendment to the Agreement, which has been agreed between the Parent, the Borrowers, the Guarantors and the Agent; (b) contains confirmations in relation to guarantees given by the Guarantors; (c) contains confirmations in relation to security interests granted by the Security Obligors; and (d) deals with related matters. THIS DEED WITNESSES that: 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions In this Deed: "Agreement" has the meaning given to it in Recital (A). 26

950716492 3 "Amended Agreement" means the Agreement as amended, or proposed to be amended pursuant to this Deed. "Effective Date" means the date of this Deed. "New Finance Documents" means this Deed and any other Finance Document entered into, or to be entered into, on or about the date of this Deed or otherwise in connection with the transactions contemplated by this Deed (including the amendment of the Agreement) and "New Finance Document" means any of them. "Obligor Party" means each Party which is an Obligor. "Parties" means the parties to this Deed. "Security Documents" means: (a) the English law security agreement dated 17 April 2018 made between (1) Bristow Helicopters Limited as the chargor and (2) the Security Agent; (b) the English law charge over bank accounts dated 17 April 2018 made between (1) Bristow Norway AS as the chargor and (2) the Security Agent; (c) the Norwegian law security agreement dated 17 April 2018 made between (1) Bristow Norway AS as the chargor and (2) the Security Agent; (d) the New York law security agreement dated 26 June 2020 made between (1) Bristow U.S. LLC as the grantor and (2) the Security Agent as the collateral agent; (e) the English law charge over receivables dated 26 June 2020 made between (1) Bristow U.S. LLC as the chargor and (2) the Security Agent; (f) the New York law security agreement dated 31 August 2020 made between (1) Era Helicopters, LLC as the grantor and (2) the Security Agent as the collateral agent; and (g) the English law charge over receivables dated 31 August 2020 made between (1) Era Helicopters, LLC as the chargor and (2) the Security Agent. 1.2 Terms defined in the Amended Agreement Terms defined in the Amended Agreement but not in this Deed shall have the same meaning in this Deed as in the Amended Agreement. 1.3 Construction Clause 1.2 (Construction) of the Amended Agreement (other than paragraph (n) thereof) shall apply as if set out in full again here, with such changes as are appropriate to fit this context.

950716492 4 2. AMENDMENT 2.1 Amendment (a) The Parent, the Borrowers, the Guarantors and the Agent agree that with effect from the Effective Date, the Agreement shall be amended as set out below: (i) a new definition of "2021 LIBOR Amendment Agreement" shall be inserted before the definition of "ABR" in Clause 1.1 (Definitions): ""2021 LIBOR Amendment Agreement" means the deed of amendment and confirmation designated as such by the Agent and the Parent and made between, Bristow Group Inc., Bristow Helicopters Limited, Bristow Norway AS, Bristow U.S. LLC, Era Helicopters, LLC the Agent and the Security Agent in respect of this Agreement;"; (ii) the word "Agent" in the defined term "Agent Spot Rate of Exchange" shall be changed to "Agent's"; (iii) the definition of "Agreed Currency" shall be deleted and replaced with the following: ""Agreed Currency" means (i) from the Fourth Amendment Date until the LIBOR Amendment Date, each of euro and Norwegian Kroner and (ii) on and after the LIBOR Amendment Date, each of sterling, euro and Norwegian Kroner, provided that, for the purposes of Clause 6 (Utilisation – Letter of Credit) only, "Agreed Currency" shall mean each of sterling, euro and Norwegian Kroner at all times;"; (iv) a new definition of "Fourth Amendment Date" shall be inserted after the definition of "Foreign Base Rate Loan" in Clause 1.1 (Definitions): ""Fourth Amendment Date" has the meaning given to the term "Effective Date" in the 2021 LIBOR Amendment Agreement;"; (v) a new definition of "LIBOR Amendment Date" shall be inserted after the definition of "LIBOR" in Clause 1.1 (Definitions): ""LIBOR Amendment Date" means the date on which the Parties have implemented changes to this Agreement to replace LIBOR as a basis for Loans denominated in sterling;"; (vi) the definition of "Revolving Facility" shall be deleted and replaced with the following: ""Revolving Facility" means the revolving credit facilities made available under this Agreement as described in Clause 2.1(a) (The Facilities)";

950716492 5 (vii) paragraph (b) of the definition of "Rollover Loan" shall be deleted and replaced with the following: "the aggregate amount of which is equal to or less than the amount of the maturing Revolving Facility Loan or the relevant claim (or, from the Fourth Amendment Date until the LIBOR Amendment Date in the case of a claim denominated in sterling, the expected amount in US dollars needed to meet such claim in accordance with this Agreement), in respect of that Letter of Credit as of the date of the relevant Utilisation Request before giving effect to any prepayments on such date"; (viii) paragraph (c) of the definition of "Rollover Loan" shall be deleted and replaced with the following: "in the same currency as the maturing Revolving Facility Loan (unless it arose as a result of the operation of Clause 9.2 (Unavailability of a currency)) or the relevant claim in respect of that Letter of Credit, provided that from the Fourth Amendment Date until the LIBOR Amendment Date, a Rollover Loan to meet a claim denominated in sterling may be drawn in US dollars and utilised to pay such claim in accordance with the terms of Clause 7.2 (Claims under a Letter of Credit);"; (ix) Clause 5.3(a) (Currency and amount) shall be deleted and replaced with the following: "(a) (i) The currency specified in a Utilisation Request must be the Base Currency Amount or an Agreed Currency (provided that loans denominated in Norwegian Kroner will not be available to the US Borrowers). (ii) From the Fourth Amendment Date until the LIBOR Amendment Date LIBOR Rate Loans may be denominated in euro or US dollars, NIBOR Rate Loans must be denominated in Norwegian Kroner, ABR Rate Loans must be denominated in US dollars, and Foreign Base Rate Loans may be denominated in euro or Norwegian Kroner. (iii) On and after the LIBOR Amendment Date LIBOR Rate Loans may be denominated in sterling, euro or US dollars, NIBOR Rate Loans must be denominated in Norwegian Kroner, ABR Rate Loans must be denominated in US dollars, and Foreign Base Rate Loans may be denominated in sterling, euro or Norwegian Kroner.";

950716492 6 (viii) the following wording shall be added at the end of Clause 7.2 (Claims under a Letter of Credit): "Subject to compliance with the other terms and provisions of this Agreement relating to Revolving Facility Loans, a Borrower may utilise a Revolving Facility Loan to pay such amount to the Agent, provided that from the Fourth Amendment Date until the LIBOR Amendment Date, such Borrower may utilise a Revolving Facility Loan denominated in US dollars to pay the amount of any claim denominated in sterling (a "Sterling Claim Loan"). To the extent that a Borrower utilises a Sterling Claim Loan for such purposes, the Agent shall convert the proceeds of such Sterling Claim Loan from US dollars to sterling at the Agent's Spot Rate of Exchange (or such other rate as may have been agreed for such purpose by the Agent and the Parent as Obligors’ Agent or the relevant Borrower) and apply such converted amount towards the amount of such claim."; and (ix) Clause 7.6(a) (Regulation and consequences of cash cover provided by Borrower) shall be deleted and replaced with the following: "Any cash cover provided by a Borrower pursuant to Clause 7.4 or Clause 7.5 may be funded out of a Revolving Facility Loan, provided that from the Fourth Amendment Date until the LIBOR Amendment Date, such Borrower may utilise a Revolving Facility Loan denominated in US dollars to fund cash cover required to be denominated in sterling (a "Sterling Cash Cover Loan"). To the extent that a Borrower utilises a Sterling Cash Cover Loan for such purposes, the Agent shall convert the proceeds of such Sterling Cash Cover Loan from dollars to sterling at the Agent's Spot Rate of Exchange (or such other rate as may have been agreed for such purpose by the Agent and the Parent as Obligors’ Agent or the relevant Borrower) and apply such converted amount towards the amount of cash cover.". 2.2 Consents The Agent confirms that the consent of the all Lenders has been obtained for the amendment of the Agreement effected by Clause 2.1, as required by Clause 42 (Amendments and waivers) of the Agreement. 3. CONFIRMATIONS 3.1 Guarantee confirmations Each of the Guarantors: (a) consents to the amendment of the Agreement effected by Clause 2 (Amendment); (b) confirms for the benefit of the Finance Parties that:

950716492 7 (i) its obligations as a Guarantor under Clause 23 (Guarantee and indemnity) of the Agreement (the "Guaranteed Obligations") are not discharged or (except as set out in Clause 3.1(b)(ii)) otherwise affected by those amendments or the other provisions of this Deed and shall accordingly continue in full force and effect; and (ii) the Guaranteed Obligations shall after the Effective Date extend to the obligations of each Obligor under the Amended Agreement and under any other Finance Documents, including the New Finance Documents. 3.2 Security Interest confirmations Each of the Security Obligors: (a) consents to the amendment of the Agreement effected by Clause 2 (Amendment); and (b) confirms to the Security Agent for the benefit of the Secured Parties that: (i) its obligations under, and the Security Interests granted by it in and pursuant to, the Security Document(s) to which it is a party are not discharged or (except as set out in Clause 3.2(b)(ii)) otherwise affected by those amendments or the other provisions of this Deed and shall accordingly remain in full force and effect; and (ii) the Secured Obligations, including for the purposes of the Security Documents, shall after the Effective Date, extend to the obligations of each Obligor under the Amended Agreement and under any other Finance Documents, including the New Finance Documents. 4. FURTHER ASSURANCE Each Guarantor and Security Obligor shall at the request of the Agent or the Security Agent and at its own expense promptly execute (in such form as the Agent or Security Agent may reasonably require) and do any document, act or thing which the Agent or Security Agent, acting reasonably, considers necessary or appropriate to preserve, perfect, protect or give effect to the consents, confirmations and undertakings provided for in this Deed. 5. REPRESENTATIONS Each Obligor Party makes the Repeating Representations on the date of this Deed. 6. RELATIONSHIP WITH OTHER FINANCE DOCUMENTS 6.1 Status This Deed is designated by the Agent and the Parent (in its capacity as the Obligors' Agent) as the 2021 LIBOR Amendment Agreement and as a Finance Document for the purposes of the Amended Agreement.

950716492 8 6.2 Continuing effect Except to the extent of the amendments effected by Clause 2 (Amendment) the Agreement shall continue in full force and effect. 6.3 No waiver This Deed is not to be construed as waiving any right or remedy of any Finance Party. The Agent, on behalf of each Finance Party, reserves any other rights and remedies which any Finance Party may have from time to time under any Finance Document. 7. MISCELLANEOUS The provisions of Clauses 1.4 (Third Party Rights), 38 (Notices), 40 (Partial invalidity), 41 (Remedies and waivers) and 49 (Counterparts) of the Amended Agreement shall apply to this Deed as if set out in full again here, with such changes as are appropriate to fit this context. 8. LAW AND JURISDICTION 8.1 Governing law This Deed and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law. 8.2 Jurisdiction (a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a "Dispute"). (b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary. (c) This Clause 8.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions. EXECUTION: The Parties have shown their acceptance of the terms of this Deed by executing it at the end of the Schedule.

950716492 9 SCHEDULE 1 BORROWERS, GUARANTORS AND SECURITY OBLIGORS Part 1 Borrowers Name of Borrower Registration number (or equivalent), jurisdiction of incorporation and registered office (or equivalent) Bristow Norway AS 967827363; Norway Bristow Helicopters Limited 00551102; England and Wales Bristow U.S. LLC 34574920K, Louisiana Era Helicopters, LLC 3866981, Delaware Part 2 Guarantors Name of Guarantor Registration number (or equivalent), jurisdiction of incorporation and registered office (or equivalent) Bristow Group Inc. 3036451; Delaware Bristow Norway AS 967827363; Norway Bristow Helicopters Limited 00551102; England and Wales Bristow U.S. LLC 34574920K, Louisiana Era Helicopters, LLC 3866981, Delaware Part 3 Security Obligors Name of Security Obligor Registration number (or equivalent), jurisdiction of incorporation and registered office (or equivalent) Bristow Norway AS 967827363; Norway Bristow Helicopters Limited 00551102; England and Wales Bristow U.S. LLC 34574920K, Louisiana

950716492 10 Era Helicopters, LLC 3866981, Delaware

[Signature page to Deed of Amendment and Confirmation] 950716492 EXECUTION of Deed of Amendment and Confirmation Parent ) ) ) ) EXECUTED as a deed by Joseph Pitzinger, Authorised Signatory, duly authorised for and on behalf of BRISTOW GROUP INC. in the presence of: Witness's signature: Witness's name (in capitals): Witness's address: JUSTIN D. MOGFORD 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 /s/ Joseph Pitzinger /s/ Justin D. Mogford

[Signature page to Deed of Amendment and Confirmation] 950716492 Borrowers EXECUTED as a deed by Alan Corbett, Authorised Signatory, duly authorised for and on behalf of BRISTOW NORWAY AS: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Alan Corbett /s/ Christopher MacFarlane CHRISTOPHER MACFARLANE Bristow, Dyce Avenue, Dyce, Aberdeen AB21 OLQ

[Signature page to Deed of Amendment and Confirmation] 950716492 EXECUTED as a deed by Alan Corbett, Authorised Signatory, duly authorised for and on behalf of BRISTOW HELICOPTERS LIMITED: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Alan Corbett /s/ Christopher MacFarlane CHRISTOPHER MACFARLANE Bristow, Dyce Avenue, Dyce, Aberdeen AB21 OLQ

[Signature page to Deed of Amendment and Confirmation] 950716492 ) ) ) ) EXECUTED as a deed by Joseph Pitzinger, Authorised Signatory, duly authorised for and on behalf of BRISTOW U.S. LLC in the presence of: Witness's signature: Witness's name (in capitals): Witness's address: JUSTIN D. MOGFORD 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 /s/ Joseph Pitzinger /s/ Justin D. Mogford

[Signature page to Deed of Amendment and Confirmation] 950716492 ) ) ) ) EXECUTED as a deed by Justin D. Mogford, Authorised Signatory, duly authorised for and on behalf of ERA HELICOPTERS, LLC in the presence of: Witness's signature: Witness's name (in capitals): Witness's address: 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 LISA NEWBURN /s/ Justin D. Mogford /s/ Lisa Newburn

[Signature page to Deed of Amendment and Confirmation] 950716492 Guarantors EXECUTED as a deed by Joseph Pitzinger, Authorised Signatory, duly authorised for and on behalf of BRISTOW GROUP INC. ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: JUSTIN D. MOGFORD 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 /s/ Joseph Pitzinger /s/ Justin D. Mogford

[Signature page to Deed of Amendment and Confirmation] 950716492 EXECUTED as a deed by Alan Corbett, Authorised Signatory, duly authorised for and on behalf of BRISTOW NORWAY AS: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Alan Corbett /s/ Christopher MacFarlane CHRISTOPHER MACFARLANE Bristow, Dyce Avenue, Dyce, Aberdeen AB21 OLQ

[Signature page to Deed of Amendment and Confirmation] 950716492 EXECUTED as a deed by Alan Corbett, Authorised Signatory, duly authorised for and on behalf of BRISTOW HELICOPTERS LIMITED: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Alan Corbett /s/ Christopher MacFarlane CHRISTOPHER MACFARLANE Bristow, Dyce Avenue, Dyce, Aberdeen AB21 OLQ

[Signature page to Deed of Amendment and Confirmation] 950716492 ) ) ) ) EXECUTED as a deed by Joseph Pitzinger, Authorised Signatory, duly authorised for and on behalf of BRISTOW U.S. LLC in the presence of: Witness's signature: Witness's name (in capitals): Witness's address: JUSTIN D. MOGFORD 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 /s/ Joseph Pitzinger /s/ Justin D. Mogford

[Signature page to Deed of Amendment and Confirmation] 950716492 ) ) ) ) EXECUTED as a deed by Justin D. Mogford, Authorised Signatory, duly authorised for and on behalf of ERA HELICOPTERS, LLC in the presence of: Witness's signature: Witness's name (in capitals): Witness's address: 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 LISA NEWBURN /s/ Justin D. Mogford /s/ Lisa Newburn

[Signature page to Deed of Amendment and Confirmation] 950716492 Security Obligors EXECUTED as a deed by Alan Corbett, Authorised Signatory, duly authorised for and on behalf of BRISTOW NORWAY AS: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Alan Corbett /s/ Christopher MacFarlane CHRISTOPHER MACFARLANE Bristow, Dyce Avenue, Dyce, Aberdeen AB21 OLQ

[Signature page to Deed of Amendment and Confirmation] 950716492 EXECUTED as a deed by Alan Corbett, Authorised Signatory, duly authorised for and on behalf of BRISTOW HELICOPTERS LIMITED: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Alan Corbett /s/ Christopher MacFarlane CHRISTOPHER MACFARLANE Bristow, Dyce Avenue, Dyce, Aberdeen AB21 OLQ

[Signature page to Deed of Amendment and Confirmation] 950716492 ) ) ) ) EXECUTED as a deed by Joseph Pitzinger, Authorised Signatory duly authorised for and on behalf of BRISTOW U.S. LLC in the presence of: Witness's signature: Witness's name (in capitals): Witness's address: JUSTIN D. MOGFORD 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 /s/ Joseph Pitzinger /s/ Justin D. Mogford

[Signature page to Deed of Amendment and Confirmation] 950716492 ) ) ) ) EXECUTED as a deed by Justin D. Mogford, Authorised Signatory duly authorised for and on behalf of ERA HELICOPTERS, LLC in the presence of: Witness's signature: Witness's name (in capitals): Witness's address: 3151 Briarpark Drive, Suite 700 Houston, Texas 77042 LISA NEWBURN /s/ Justin D. Mogford /s/ Lisa Newburn

[Signature page to Deed of Amendment and Confirmation] 950716492 Agent EXECUTED as a deed by Joseph Jordan, Managing Director, duly authorised for and on behalf of BARCLAYS BANK PLC in the presence of: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Joseph Jordan /s/ Kristin Jordan KRISTIN JORDAN 19 Renshaw Road Darien, CT 06820

[Signature page to Deed of Amendment and Confirmation] 950716492 Security Agent EXECUTED as a deed by Joseph Jordan, Managing Director, duly authorised for and on behalf of BARCLAYS BANK PLC in the presence of: ) ) ) ) Witness's signature: Witness's name (in capitals): Witness's address: /s/ Joseph Jordan /s/ Kristin Jordan KRISTIN JORDAN 19 Renshaw Road Darien, CT 06820